EXHIBIT 21
SUBSIDIARIES
Johnson & Johnson, a New Jersey corporation, had the U.S. and international subsidiaries shown below as of
December 30, 2018. Certain U.S. subsidiaries and international subsidiaries are not named because they were not significant in the aggregate. Johnson & Johnson is not a subsidiary of any other entity.

Name of Subsidiary	Jurisdiction of Organization
U.S. Subsidiaries:
Acclarent, Inc.	Delaware
Actelion Pharmaceuticals US, Inc.	Delaware
Advanced Sterilization Products Services Inc.	New Jersey
ALZA Corporation	Delaware
AMO Development, LLC	Delaware
AMO Holdings, Inc.	Delaware
AMO Manufacturing USA, LLC	Delaware
AMO Sales and Service, Inc.	Delaware
AMO USA, LLC	Delaware
AMO USA Sales Holdings, Inc.	Delaware
AMO US Holdings, Inc.	Delaware
Aragon Pharmaceuticals, Inc.	Delaware
Atrionix, Inc.	California
BeneVir BioPharm, Inc.	Delaware
BioMedical Enterprises, Inc.	Texas
Biosense Webster, Inc.	California
Centocor Research & Development, Inc.	Pennsylvania
Codman & Shurtleff, Inc.	New Jersey
Coherex Medical, Inc.	Delaware
Cordis LLC	Delaware
DePuy Products, Inc.	Indiana
DePuy Synthes Products, Inc.	Delaware
DePuy Synthes Sales, Inc.	Massachusetts
DePuy Synthes, Inc.	Delaware
Ethicon Endo-Surgery, Inc.	Ohio
Ethicon Endo-Surgery, LLC	Delaware
Ethicon US, LLC	Texas
Ethicon, Inc.	New Jersey
Heartport, Inc.	Delaware
Janssen BioPharma, Inc.	Delaware
Janssen Biotech, Inc.	Pennsylvania
Janssen-Cilag Holdings, Inc.	Nevada
Janssen-Cilag Manufacturing, LLC	Delaware
Janssen Global Services, LLC	New Jersey
Janssen Oncology, Inc.	Delaware
Janssen Ortho LLC	Delaware
Janssen Pharmaceuticals, Inc.	Pennsylvania
Janssen Research & Development, LLC	New Jersey
Janssen Scientific Affairs, LLC	New Jersey

Name of Subsidiary	Jurisdiction of Organization
JJHC, LLC	Delaware
Johnson & Johnson Consumer Inc.	New Jersey
Johnson & Johnson Finance Corporation	New Jersey
Johnson & Johnson Health and Wellness Solutions, Inc.	Michigan
Johnson & Johnson Health Care Systems Inc.	New Jersey
Johnson & Johnson Innovation - JJDC, Inc.	New Jersey
Johnson & Johnson International	New Jersey
Johnson & Johnson Japan Inc.	New Jersey
Johnson & Johnson (Middle East) Inc.	New Jersey
Johnson & Johnson Services, Inc.	New Jersey
Johnson & Johnson Surgical Vision, Inc.	Delaware
Johnson & Johnson Vision Care, Inc.	Florida
JOM Pharmaceutical Services, Inc.	Delaware
LifeScan LLC	Delaware
LifeScan Products LLC	Delaware
McNeil Consumer Pharmaceuticals Co.	New Jersey
McNeil Healthcare LLC	Delaware
McNeil MMP, LLC	New Jersey
Medical Device Business Services, Inc.	Indiana
MegaDyne Medical Products, Inc.	Utah
Mentor Texas L.P.	Delaware
Mentor Worldwide LLC	Delaware
Middlesex Assurance Company Limited	Vermont
NeoStrata Company, Inc.	Delaware
NeuWave Medical, Inc.	Delaware
OMJ Pharmaceuticals, Inc.	Delaware
OptiMedica Corporation	Delaware
Ortho Biologics LLC	Delaware
Patriot Pharmaceuticals, LLC	Pennsylvania
Pulsar Vascular, Inc.	Delaware
SterilMed, Inc.	Minnesota
Synthes USA, LLC	Delaware
Synthes, Inc.	Delaware
TearScience, Inc.	Delaware
Torax Medical, Inc.	Delaware
TriStrata, Incorporated	Delaware
Zarbee's, Inc.	Delaware
International Subsidiaries:
Actelion Ltd	Switzerland
Actelion Pharmaceuticals Italia S.r.l.	Italy
Actelion Pharmaceuticals Japan Ltd.	Japan
Actelion Pharmaceuticals Ltd	Switzerland
AMO Canada Company	Canada
AMO Global Holdings	Cayman Islands

Name of Subsidiary	Jurisdiction of Organization
AMO International Holdings	Ireland
Apsis	France
Beijing Dabao Cosmetics Co., Ltd.	China
Berna Rhein B.V.	Netherlands
Biosense Webster (Israel) Ltd.	Israel
Cilag AG	Switzerland
Cilag GmbH International	Switzerland
Cilag Holding AG	Switzerland
Cilag Holding Treasury Unlimited Company	Ireland
CNA Development GmbH	Switzerland
Cordis de Mexico, S.A. de C.V.	Mexico
Covagen AG	Switzerland
DePuy France	France
DePuy International Limited	United Kingdom
DePuy Ireland Unlimited Company	Ireland
DePuy Synthes Gorgan Limited	Ireland
DePuy Synthes Leto S.A.R.L.	Luxembourg
EES, S.A. de C.V.	Mexico
Ethicon Holding Sarl	Switzerland
Ethicon PR Holdings Unlimited Company	Ireland
Ethnor del Istmo, S.A.	Panama
GH Biotech Holdings Limited	Ireland
Global Investment Participation B.V.	Netherlands
GMED Healthcare BVBA	Belgium
Guangzhou Bioseal Biotech Co., Ltd.	China
Janssen Biologics B.V.	Netherlands
Janssen Biologics (Ireland)	Ireland
Janssen-Cilag A/S	Denmark
Janssen-Cilag AB	Sweden
Janssen-Cilag AG	Switzerland
Janssen-Cilag AS	Norway
Janssen-Cilag B.V.	Netherlands
Janssen-Cilag de Mexico S. de R.L. de C.V.	Mexico
Janssen-Cilag Farmaceutica Ltda.	Brazil
Janssen-Cilag Farmaceutica, Lda.	Portugal
Janssen Cilag Farmaceutica S.A.	Argentina
Janssen-Cilag GmbH	Germany
Janssen-Cilag Kft.	Hungary
Janssen-Cilag Limited	Thailand
Janssen-Cilag Limited	United Kingdom
Janssen-Cilag NV	Belgium
Janssen-Cilag OY	Finland
Janssen-Cilag Pharma GmbH	Austria
Janssen-Cilag Pharmaceutical S.A.C.I.	Greece
Janssen-Cilag Polska, Sp. z o.o.	Poland

Name of Subsidiary	Jurisdiction of Organization
Janssen-Cilag Pty Ltd	Australia
Janssen-Cilag S.A.	Colombia
Janssen-Cilag, S.A.	Spain
Janssen-Cilag, S.A. de C.V.	Mexico
Janssen-Cilag S.p.A.	Italy
Janssen de Mexico, S. de R.L. de C.V.	Mexico
Janssen Egypt	Egypt
Janssen Holding GmbH	Switzerland
Janssen Inc.	Canada
Janssen Irish Finance Company UC	Ireland
Janssen Korea Ltd.	Korea, Republic of
Janssen Pharmaceutical	Ireland
Janssen Pharmaceutical K.K.	Japan
Janssen Pharmaceutica NV	Belgium
Janssen Pharmaceutica (Proprietary) Limited	South Africa
Janssen Pharmaceutical Sciences Unlimited Company	Ireland
Janssen R&D Ireland	Ireland
Janssen Sciences Ireland UC	Ireland
J.C. General Services CVBA	Belgium
J-C Health Care Ltd.	Isreal
JJC Acquisition Company B.V.	Netherlands
Johnson & Johnson AB	Sweden
Johnson & Johnson AG	Switzerland
Johnson & Johnson Belgium Finance Company	Belgium
Johnson & Johnson (China) Investment Ltd.	China
Johnson & Johnson Consumer Holdings France	France
Johnson & Johnson Consumer NV	Belgium
Johnson & Johnson Consumer Saudi Arabia Limited	Saudi Arabia
Johnson & Johnson Consumer Services EAME Ltd.	United Kingdom
Johnson & Johnson de Argentina S.A.C. e. I.	Argentina
Johnson & Johnson de Chile S.A.	Chile
Johnson & Johnson de Colombia S.A.	Colombia
Johnson & Johnson del Ecuador S.A.	Ecuador
Johnson & Johnson del Peru S.A.	Peru
Johnson & Johnson de Mexico, S.A. de C.V.	Mexico
Johnson & Johnson de Venezuela, S.A.	Venezuela
Johnson & Johnson do Brasil Industria E Comercio de Produtos Para Saude Ltda.	Brazil
Johnson & Johnson European Treasury Company	Ireland
Johnson & Johnson Finance Limited	United Kingdom
Johnson & Johnson Financial Services GmbH	Germany
Johnson & Johnson for Export & Import LLC	Egypt
Johnson & Johnson Gesellschaft m.b.H.	Austria
Johnson & Johnson GmbH	Germany
Johnson & Johnson Group Holdings GmbH	Austria
Johnson & Johnson Hellas Commercial and Industrial S.A.	Greece

Name of Subsidiary	Jurisdiction of Organization
Johnson & Johnson Hellas Consumer Products Commercial Societe Anonyme	Greece
Johnson & Johnson Holdings GmbH	Germany
Johnson & Johnson Holdings K.K.	Japan
Johnson & Johnson Inc.	Canada
Johnson & Johnson Industrial Ltda.	Brazil
Johnson & Johnson Innovation Limited	United Kingdom
Johnson & Johnson International Financial Services Company	Ireland
Johnson & Johnson (Ireland) Limited	Ireland
Johnson & Johnson K.K.	Japan
Johnson & Johnson Korea, Ltd.	Korea
Johnson & Johnson Korea Selling & Distribution Limited Liability Company	Korea, Republic of
Johnson & Johnson Limited	United Kingdom
Johnson & Johnson Limitada	Portugal
Johnson & Johnson LLC	Russian Federation
Johnson & Johnson Luxembourg Finance Company Sarl	Luxembourg
Johnson & Johnson Management Limited	United Kingdom
Johnson & Johnson Medical	France
Johnson & Johnson Medical B.V.	Netherlands
Johnson & Johnson Medical (China) Ltd.	China
Johnson & Johnson Medical GmbH	Germany
Johnson & Johnson Medical Korea Limited	Korea, Republic of
Johnson & Johnson Medical Limited	United Kingdom
Johnson & Johnson Medical Mexico, S.A. de C.V.	Mexico
Johnson & Johnson Medical NV	Belgium
Johnson & Johnson Medical Products GmbH	Austria
Johnson and Johnson Medical (Pty) Ltd	South Africa
Johnson & Johnson Medical Pty Ltd	Australia
Johnson & Johnson Medical S.A.	Argentina
Johnson & Johnson Medical, S.C.S.	Venezuela
Johnson & Johnson Medical (Shanghai) Ltd.	China
Johnson & Johnson Medical S.p.A.	Italy
Johnson & Johnson Medikal Sanayi ve Ticaret Limited Sirketi	Turkey
Johnson & Johnson Medical Taiwan Ltd.	Taiwan
Johnson & Johnson Middle East FZ-LLC	United Arab Emirates
Johnson & Johnson (New Zealand) Limited	New Zealand
Johnson & Johnson Nordic AB	Sweden
Johnson & Johnson Pacific Pty. Limited	Australia
Johnson & Johnson (Philippines), Inc.	Philippines
Johnson & Johnson Poland Sp. z o.o.	Poland
Johnson & Johnson Private Limited	India
Johnson & Johnson (Proprietary) Limited	South Africa
Johnson & Johnson Pte. Ltd.	Singapore
Johnson & Johnson Pty. Limited	Australia
Johnson & Johnson Romania S.R.L.	Romania
Johnson & Johnson, S.A.	Spain

Name of Subsidiary	Jurisdiction of Organization
Johnson & Johnson, S.A. de C.V.	Mexico
Johnson & Johnson Sante Beaute France	France
Johnson & Johnson SDN. BHD.	Malaysia
Johnson & Johnson Sihhi Malzeme Sanayi Ve Ticaret Limited Sirketi	Turkey
Johnson & Johnson S.p.A.	Italy
Johnson & Johnson, s.r.o.	Czech Republic
Johnson & Johnson, s.r.o.	Slovakia
Johnson & Johnson Surgical Vision India Private Limited	India
Johnson & Johnson Swiss Finance Company Limited	United Kingdom
Johnson & Johnson Taiwan Ltd.	Taiwan
Johnson & Johnson (Thailand) Ltd.	Thailand
Johnson & Johnson UK Treasury Company Limited	United Kingdom
Johnson & Johnson Vision Care (Ireland)	Ireland
Latam International Investment Company Unlimited Company	Ireland
Latam Properties Holdings Unlimited Company	Ireland
Lifescan	France
McNeil AB	Sweden
McNeil Denmark APS	Denmark
McNeil Healthcare (UK) Limited	United Kingdom
McNeil Sweden AB	Sweden
Medos International Sarl	Switzerland
Medos Sarl	Switzerland
Mentor B.V.	Netherlands
Mentor Holding PP	France
Mentor Medical Systems B.V.	Netherlands
Neuravi Limited	Ireland
OMJ Ireland Unlimited Company	Ireland
Omrix Biopharmaceuticals Ltd.	Israel
PMC Holdings G.K.	Japan
PT. Johnson & Johnson Indonesia	Indonesia
Shanghai Johnson & Johnson Limited	China
Synthes GmbH	Switzerland
Synthes Holding AG	Switzerland
SYNTHES Medical Immobilien GmbH	Germany
Synthes Produktions GmbH	Switzerland
Turnbuckle Investment Unlimited Company	Ireland
Vania Expansion	France
Xian-Janssen Pharmaceutical Ltd.	China